UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 22, 2012
(Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

    On February 22, 2012, Hewlett-Packard Company (“HP”) issued a press release relating to its fiscal quarter ended January 31, 2012 entitled “HP Reports First Quarter 2012 Results.” The text of this press release, with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information, is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), solely as a result of being included in Exhibit 99.1.

    HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets and certain segment information for the fiscal quarter ended January 31, 2012 also are filed herewith as Exhibit 99.2. The information in Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act.

    To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share, gross cash and free cash flow. HP also provides forecasts of non-GAAP diluted earnings per share. A reconciliation of the adjustments to GAAP results for HP’s fiscal quarter ended January 31, 2012 and prior periods is included in the tables that are a part of Exhibit 99.1. In addition, an explanation of the ways in which HP management uses these non-GAAP measures to evaluate its business, the substance behind HP management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP management compensates for those limitations, and the substantive reasons why HP management believes that these non-GAAP measures provide useful information to investors is included under “Use of Non-GAAP Financial Information” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net earnings, diluted earnings per share, cash and cash equivalents, or cash flow from operations  prepared in accordance with GAAP.

    At the beginning of each fiscal year, HP conducts a review of its financial reporting structure and determines whether changes should be made to align its financial reporting more closely with its business structure. Since HP’s last review at the beginning of 2011, HP has implemented several organizational realignments. These realignments include:

●
The transfer of the LaserJet and enterprise solutions trade support business from the Technology Services business unit in the Services segment to the Commercial Hardware business unit in the Imaging and Printing Group segment;

●
The transfer of the Indigo Scitex support business from the Technology Services business unit in the Services segment to the Commercial Hardware business unit in the Imaging and Printing Group segment;

	●	The transfer of the TippingPoint business from the Networking business in the Enterprise Servers, Storage and Networking segment to the Software segment;

	●	The transfer of the business intelligence services business from the Corporate Investments segment to a newly formed Application and Business Services business unit within the Services segment;

	●	The transfer of the information management services business from the Software segment to the new Application and Business Services business unit within the Services segment;

	●	The transfer of the Vistorm business from the Application Services business unit to the Infrastructure Technology Outsourcing business unit within the Services segment;

	●	The completion of the transfer of certain data center and workplace support services from the Infrastructure Technology Outsourcing business unit to the Technology Services business unit within the Services segment; and

●	The consolidation of the Application Services, Business Process Outsourcing and Other Services business units within the Services segment into the new Application and Business Services business unit.

   To provide improved visibility and comparability, HP has reflected these realignments in prior financial reporting periods on an as-if basis. Accordingly, these realignments resulted in the following changes to HP’s previously reported financial results:

●	The transfer of revenue and operating profit among the Services, Imaging and Printing Group, Enterprise Servers, Storage and Networking, Software and Corporate Investments segments; and

●	The transfer of revenue among the business units within the Services segment.

    In addition to the realignments above, HP has reclassified certain costs previously reported as costs of sales to selling, general and administrative expenses to better align those costs with the functional areas that benefit from those expenditures.  HP has also renamed the HP Software segment as the “Software” segment and the HP Networking business unit within the Enterprise Servers, Storage and Networking segment as the “Networking” business unit.

    These changes had no impact on the previously reported financial results for the Personal Systems Group segment or the HP Financial Services segment. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

    As a result of these changes, HP released modified quarterly and year-to-date consolidated condensed statements of earnings, segment financial results and statements of business unit revenue for fiscal 2011 and 2012, which are attached hereto as Exhibit 99.3.  Exhibit 99.3 is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1
Text of HP’s press release relating to its fiscal quarter ended January 31, 2012 entitled “HP Reports First Quarter 2012 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, segment financial results, statements of business unit revenue and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets and segment financial results for its fiscal quarter ended January 31, 2012 (filed herewith).

Exhibit 99.3	HP’s revised consolidated condensed statements of earnings, segment financial results and statements of business unit revenue for fiscal 2011and 2010 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: February 22, 2012	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1
Text of HP’s press release relating to its fiscal quarter ended January 31, 2012 entitled “HP Reports First Quarter 2012 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, segment financial results, statements of business unit revenue and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets and segment financial results for its fiscal quarter ended January 31, 2012 (filed herewith).

Exhibit 99.3	HP’s revised consolidated condensed statements of earnings, segment financial results and statements of business unit revenue for fiscal 2011 and 2010 (furnished herewith).